Exhibit 99.6

                                                                 EXECUTION COPY


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                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 SERIES 2006-I
                                    ISSUER




                         Countrywide Home Loans, Inc.
                                MASTER SERVICER




                             The Bank of New York.
                               INDENTURE TRUSTEE




                         Treasury Bank, a Division of
                            Countrywide Bank, N.A.
                                   CUSTODIAN








                        ------------------------------
                              Custodial Agreement
                         DATED AS OF DECEMBER 29, 2006
                        ------------------------------


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

                               Table of Contents

                                                                                                    Page
         Section 1.      Defined Terms and Rules of Construction.......................................1
         Section 2.      Acknowledgment of Receipt and Certification; Appointment as Custodian.........2
         Section 3.      Maintenance of Office.........................................................4
         Section 4.      Duties of Custodian...........................................................4
         Section 5.      Access to Records.............................................................5
         Section 6.      Instructions; Authority to Act................................................5
         Section 7.      Advice of Counsel.............................................................5
         Section 8.      Representations and Warranties................................................5
         Section 9.      Effective Period, Termination, and Amendment, and Interpretive and
                         Additional Provisions.........................................................6
         Section 10.     Limitation of Liability.......................................................6
         Section 11.     Governing Law.................................................................8
         Section 12.     Amendment.....................................................................8
         Section 13.     Notices.......................................................................8
         Section 14.     Binding Effect................................................................8
         Section 15.     Counterparts..................................................................9
         Section 16.     Severability of Provisions....................................................9
         Section 17.     Third Party Beneficiary.......................................................9
         Section 18.     Merger of Custodian...........................................................9
         Section 19.     Indemnification...............................................................9
         Section 20.     Dispute Resolution, Arbitration..............................................10
         Section 21.     Limitation of Liability......................................................10

EXHIBIT A      Form of Custodian's Initial Certification
EXHIBIT B      Form of Custodian's Delay Delivery Certification
EXHIBIT C      Form of Custodian's Final Certification
EXHIBIT D      Form of Custodian's Further Final Certification


                              CUSTODIAL AGREEMENT

      This CUSTODIAL AGREEMENT, dated as of December 29, 2006 (this "Agreement"), among CWHEQ, Inc. (the "Depositor"), COUNTRYWIDE HOME LOANS, INC., as master servicer (the "Master Servicer"), CWHEQ REVOLVING HOME EQUITY LOAN TRUST, Series 2006-I (the "Issuer"), and TREASURY BANK, A DIVISION OF COUNTRYWIDE BANK, N.A., as agent, custodian, and bailee for the Owner Trustee as owner and the Indenture Trustee as secured party (when acting for the Issuer, the "Trust Custodian," and when acting for the Indenture Trustee, the "Indenture Custodian," and when referring to both capacities, the "Custodian"), and THE BANK OF NEW YORK, as indenture trustee (in that capacity the "Indenture Trustee"),


                                  WITNESSETH:


      WHEREAS, the Depositor will sell all of its interest in the Mortgage Loans to the Issuer pursuant to the Sale and Servicing Agreement; and

      WHEREAS, the Issuer will Grant a Security Interest to the Indenture Trustee for the benefit of the Noteholders and the Credit Enhancer in all of the Issuer's interest in the Collateral; and

      WHEREAS, the Issuer wants to hold its assets through a custodian acting as its agent and bailee under a custodial agreement, and authorize the custodian to deliver the Collateral to the Indenture Trustee; and

      WHEREAS, the Indenture Trustee wants to hold the Collateral through a custodian acting as its agent and bailee under a custodial agreement in connection with the Issuer's delivery of the Collateral to the Indenture Trustee;

      NOW, THEREFORE, the parties agree as follows.

Section 1. Defined Terms and Rules of Construction.

      Capitalized terms used but not otherwise defined in this Agreement have the meanings given to them in the Master Glossary of Defined Terms. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

Section 2. Acknowledgment of Receipt and Certification; Appointment as
           Custodian.

      (a) Appointment as Custodian; Acknowledgment of Receipt.

      The Issuer appoints the Trust Custodian to act as its agent, custodian, and bailee to accept delivery of the items transferred to it under the Sale and Servicing Agreement and to hold them for the Issuer, and deliver any of them to the Indenture Trustee as called for under the Indenture. The Indenture Trustee appoints the Indenture Custodian to act as its agent, custodian, and bailee to maintain custody of the Mortgage Files for the Indenture Trustee for the benefit of the Noteholders and the Credit Enhancer. Treasury Bank, a division of Countrywide Bank, N.A. accepts both of these appointments. The Trust Custodian will maintain custody of the items transferred to it under the Sale and Servicing Agreement that are not delivered to the Indenture Trustee subject to instructions from the Issuer. The Indenture Custodian will maintain continuous custody of the Mortgage Files at its office identified in Section 3 until (i) the Indenture Trustee delivers to the Indenture Custodian an Officer's Certificate to the effect that the conditions for the release of Collateral have been satisfied or (ii) the conditions specified in Section 4(b) for the release of the Mortgage Files to the Master Servicer have been met. In performing its duties under this Agreement, the Custodian agrees to act with the degree of care and skill consistent with the degree of care and skill that the Custodian exercises with respect to the loan files relating to similar loans owned, serviced, or held as custodian by the Custodian, and the Custodian agrees to follow its customary policies and procedures.


      (b) Review and Certification.

      In connection with the transfers under Sections 2.01(a) and 2.01(b) of the Sale and Servicing Agreement by the Depositor, the Depositor is required to effect certain deliveries to the Issuer and the Indenture Trustee under
Section 2.01(d) of the Sale and Servicing Agreement. The Trust Custodian shall accept those deliveries for the Issuer, and shall make the deliveries to the Indenture Trustee required of the Issuer. The Indenture Custodian acting as custodian for the Indenture Trustee shall accept those deliveries.

      On the Closing Date, the Custodian will execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer) an Initial Certification in the form of Exhibit A. Based on its review and examination, the Custodian will acknowledge that the documents identified in the Initial Certification appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and relate to each Mortgage Loan. No later than thirty-two days after the Closing Date, if Mortgage Loans have been delivered after the Closing Date pursuant to Section 2.01(d) of the Sale and Servicing Agreement, the Custodian will execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer) a Delay Delivery Certification in the form of Exhibit
B. Based on its review and examination, the Custodian will acknowledge that the documents identified in the Delay Delivery Certification appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and relate to each Mortgage Loan.

      Not later than 180 days after the Closing Date, the Custodian will deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer) a Final Certification in the form of Exhibit C, noting any applicable exceptions. For the purpose of the Final Certification, the title policy required for the Mortgage File is any of the final original title policy, a signed binder or commitment for a title policy, or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment). For any Mortgage File whose Final Certification is based on a signed binder or commitment for a title policy or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment), the Custodian will deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer, the Indenture Trustee, and the Credit Enhancer), not later than the one year anniversary of the Closing Date, a further Final Certification in the form of Exhibit D, noting any applicable exceptions. For the purpose of this further Final Certification, the title policy required for the Mortgage File must be the final original title policy.

      If, in the course of its review in connection with the Final Certification, the Custodian finds any document constituting a part of a Mortgage File that does not meet the requirements of Section 2.02 of the Sale and Servicing Agreement, the Custodian shall list the defect as an exception in the Final Certification.

      The Custodian is not obligated to examine the documents delivered to it to determine that they are genuine, enforceable, or appropriate for the represented purpose, or that they have actually been recorded in the real estate records, or that they are other than what they purport to be on their face.

      In reviewing any Mortgage File pursuant to this Section, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      The Sponsor will deliver and the Indenture Custodian will maintain continuous custody at its office identified in Section 3 of the documents required to be held by the Indenture Trustee in accordance with Section 2.01 of the Sale and Servicing Agreement with respect to any Eligible Substitute Mortgage Loans.

      The Master Servicer shall promptly deliver to the Indenture Custodian, and the Indenture Custodian will maintain continuous custody at its office identified in Section

3 of the originals of any other documents constituting the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 3. Maintenance of Office.

      The Custodian agrees to maintain the items for which it acts as Trust Custodian or Indenture Custodian at the Indenture Custodian's facilities.

Section 4. Duties of Custodian.

      (a) Safekeeping. The Indenture Custodian shall (i) segregate the Mortgage Files from all other documents in the Indenture Custodian's possession; (ii) identify the Mortgage Files as being held, and hold the Mortgage Files, for the Indenture Trustee as secured party for the benefit of all present and future Noteholders and the Credit Enhancer; (iii) maintain at all times a current inventory of the Mortgage Files; and (iv) secure the Mortgage Files in fire resistant facilities and conduct periodic physical inspections of them in accordance with customary standards for custody of this type. The Indenture Custodian will promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Mortgage Files as provided in this Agreement and promptly take appropriate action to remedy the failure.

      (b) Stamping Trigger Event. If a Stamping Trigger Event has occurred in accordance with Section 2.02(e) of the Sale and Servicing Agreement and the Credit Enhancer so instructs the Custodian in writing, the Custodian, within 30 days of such written instruction by the Credit Enhancer, will stamp on the blank endorsement on each loan agreement the following: "CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, The Bank of New York, as Indenture Trustee." On the earlier of the completion of the stamping and 60 days after the receipt by the Custodian of the notice mentioned above, the Credit Enhancer shall have the right to inspect the loan agreements upon 5 day's written notice to the Custodian, the Indenture Trustee and the Sponsor. If the Custodian fails to stamp the loan agreements in accordance with the requirements of this Section 4(b), the Custodian will make the Mortgage Loans available for stamping by the Credit Enhancer or its agent under the supervision (but not the direction) of the Custodian. All costs in connection with any stamping in accordance with this Section 4(b) shall be at the sole expense of the Credit Enhancer and shall not be charged to the Sponsor, the Trust, or the Custodian. The fees for the stamping will be mutually agreed between the Custodian and the Credit Enhancer prior to stamping the loan agreements. If a Mortgage Loan is released from the lien of the Indenture in accordance with the terms thereof the stamping shall be removed from the related loan agreement at the sole expense of the Credit Enhancer.

      (c) Release of Documents. On receipt by the Indenture Custodian of the certification of the Master Servicer in physical or electronic form, substantially in the form of Exhibit D to the Sale and Servicing Agreement, the Indenture Custodian shall release to the Master Servicer the related Mortgage Files for the Mortgage Loan covered by the certification. The certification may be delivered to the Indenture Custodian in a mutually agreed electronic format, and to the extent the request originates on its face from a servicing officer, need not be manually signed.

Section 5. Access to Records.

      The Custodian shall permit the Indenture Trustee, the Issuer, the Master Servicer, the Credit Enhancer, or their respective duly authorized officers, attorneys, or auditors, and the supervisory agents and examiners of each of them, to inspect the items delivered to it under this Agreement and the books and records maintained by the Custodian pursuant to this Agreement, without charge but only after not less than two Business Days' prior notice and during normal business hours at the offices of the Custodian.

Section 6. Instructions; Authority to Act.

      The Indenture Custodian may follow any instructions with respect to the Collateral received in the form of an Officer's Certificate of the Indenture Trustee. The instructions may be general or specific in terms. An executed incumbency certificate of the Indenture Trustee certifying the authority of certain officers to take specified actions may be accepted by the Indenture Custodian as conclusive evidence of the authority of the officers to act and may be considered in full force until receipt of written notice to the contrary by the Indenture Custodian from the Indenture Trustee.

      The Trust Custodian may follow any instructions with respect to any items held exclusively for the Issuer received in the form of an Officer's Certificate of the Issuer. The instructions may be general or specific in terms. An executed incumbency certificate of the Issuer certifying the authority of certain officers to take specified actions may be accepted by the Trust Custodian as conclusive evidence of the authority of the officers to act and may be considered in full force until receipt of written notice to the contrary by the Trust Custodian from the Issuer.

Section 7. Advice of Counsel.

      The Custodian may rely and act on the advice of counsel, including in-house counsel, with respect to its performance under this Agreement as Custodian and shall not be liable for any action reasonably taken pursuant to advice of counsel.


Section 8. Representations and Warranties.

      The Custodian represents and warrants that on the Closing Date:

      (a) it is a national association duly organized, validly existing, and in good standing under the laws of its place of organization;

      (b) it has full power and authority to execute, deliver, and perform this Agreement, and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement;

      (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of its terms do not conflict with, result in any breach of, or constitute (with or without notice or lapse of time) a default under, the charter or bylaws of the

Custodian or any agreement or other instrument to which it is a party or by which it is bound;

      (d) to the Custodian's best knowledge, no proceedings or investigations concerning the Custodian are pending or threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or its properties:

            (1) asserting the invalidity of this Agreement,

            (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or

            (3) seeking any determination that might affect its performance of its obligations under this Agreement or the validity or enforceability of this Agreement; and

      (e) it is acting solely as the agent for the Indenture Trustee.

      Section 9. Effective Period, Termination, and Amendment, and Interpretive and Additional Provisions.

      This Agreement shall become effective as of its date and shall continue in full force until terminated in accordance with its terms. This Agreement may be terminated by either the Indenture Trustee with the consent of the Issuer and the Credit Enhancer or by the Custodian in a writing delivered or mailed, postage prepaid, to the other parties and the Credit Enhancer. The termination shall take effect no sooner than sixty days after the date of delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, the Indenture Custodian shall deliver the Collateral to the Indenture Trustee (or to a person designated by the Indenture Trustee) anywhere the Indenture Trustee reasonably designates with the consent of the Credit Enhancer, and the Trust Custodian shall deliver any items held exclusively for the Issuer to the Issuer (or to a person designated by the Issuer) anywhere the Issuer reasonably designates with the consent of the Credit Enhancer.

      Section 10. Limitation of Liability.

      (a) The Custodian undertakes to perform only the obligations specified in this Agreement. The Issuer, the Owner Trustee, Master Servicer, and Indenture Trustee acknowledge that no implied obligations exist under this Agreement. Neither the Custodian nor any of its affiliates, officers, directors, employees, or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages that result from their gross negligence, willful misconduct, or bad faith. The Custodian and its officers, directors, employees, and agents will not be liable for any consequential, indirect, punitive, or special damages.

      (b) Except as provided in Section 2, the Custodian makes no warranty or representation and has no responsibility for the completeness, validity, sufficiency, value, genuineness, ownership, or transferability of the Mortgage Loans or any of the documents in the Mortgage Files.

      (c) The Custodian need not expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of its rights, if the Custodian believes that repayment of the funds or adequate indemnity against the risk or liability is not reasonably assured to it.

      (d) Without limiting the generality of the foregoing, the Custodian may rely on and shall be protected in acting in good faith on any notice or other communication received by it that it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties under this Agreement.

      (e) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, or perfection of any lien on or security interest in any Mortgage Loan.

      (f) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice of, and shall not be bound by, any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms (including definitions not otherwise set forth in full in this Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement, to the extent the terms are referenced, or are incorporated by reference, into this Agreement only as long as the Indenture Trustee has provided a copy of the document or agreement to the Custodian.

      (g) The Custodian shall have only the obligations expressly set forth in this Agreement or in a written amendment to this Agreement executed by the parties to this Agreement or their successors and assigns. If any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided in this Agreement.

      (h) Nothing in this Agreement shall impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage File is or may be held by the Custodian from time to time under this Agreement, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform its duties under this Agreement.

      (i) The Custodian may execute any of its duties under this Agreement through any of its agents, attorneys-in-fact, or affiliates. Any agent, attorney-in-fact, or affiliate of the Custodian (and any affiliate's directors, officers, agents, and employees) that performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver, and other protective provisions to which the Custodian is entitled under this Agreement, but the Custodian shall remain responsible for the performance of those duties.

      (j) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Acts beyond its control include acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes, or other disasters.

      Section 11. Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

      Section 12. Amendment.

      This agreement may not be amended without the written consent of all the parties.

      Section 13. Notices.

      All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated in the Adoption Annex attached to the Indenture.

      Section 14. Binding Effect.

      This Agreement shall be binding on and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as contemplated in this Agreement, none of the parties may assign any of its rights and obligations under this Agreement or any interest in this Agreement without the consent of the other parties and the Credit Enhancer. The Custodian may assign its rights and obligations under this

Agreement, in whole or in part, to any affiliate with the consent of the Credit Enhancer. The Custodian agrees to notify the other parties of any assignment. An affiliate is any entity that directly or indirectly is under common control with the Custodian, or is under contract to be under common control with the Custodian, and includes a subsidiary or parent company of the Custodian.

      Section 15. Counterparts.

      This Agreement may be executed in one or more counterparts and by the different parties to this Agreement on separate counterparts, each of which, when so executed, shall be an original and all of which shall constitute one agreement.

      Section 16. Severability of Provisions.

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

      Section 17. Third Party Beneficiary.

      The Credit Enhancer is a third party beneficiary of this Agreement.

      Section 18. Merger of Custodian.

      Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion, or consolidation to which the Custodian is a party, or any entity succeeding to the business of the Custodian, shall be the successor of the Custodian under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding.

      Section 19. Indemnification.

      The Issuer agrees to indemnify the Custodian and its affiliates, directors, officers, agents, and employees, against any losses, claims, damages, or liabilities of any kind, including reasonable attorneys' fees, that may arise against Custodian or its affiliates, directors, officers, agents, or employees, in any way arising out of this Agreement or any action taken or not taken by Custodian or its permitted successors and assigns under this Agreement unless they arise because of the breach by the Custodian of its obligations under this Agreement, which breach was caused by the gross negligence, lack of good faith, or willful misconduct on the part of Custodian or any of its affiliates, directors, officers, agents, or employees.

      The Custodian agrees to indemnify the Issuer against any losses, claims, damages, or liabilities of any kind, including reasonable attorneys' fees, it suffers arising out of the gross negligence, lack of good faith, or willful misconduct on the part of Custodian or any of its affiliates, directors, officers, agents, or employees.

      The foregoing indemnifications shall survive any termination or expiration of this Agreement or the resignation or removal of the Custodian.

      Section 20. Dispute Resolution, Arbitration.

      This Agreement evidences a transaction involving interstate commerce. Any disputes arising from this Agreement shall be decided by binding arbitration which shall be conducted, at the request of any party, in New York, New York, before one arbitrator designated by the American Arbitration Association (the "AAA"), in accordance with the Commercial Arbitration Rules of the AAA, and to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code). Notwithstanding anything in this Agreement to the contrary, any party may proceed to a court of competent jurisdiction to obtain equitable relief at any time. An arbitrator shall have no authority to award punitive damages or other damages not measured by the prevailing party's actual damages. To the maximum extent practicable, an arbitration proceeding under this Agreement shall be concluded within 180 days of the filing of the dispute with the AAA. This arbitration clause shall survive any termination, amendment, or expiration of the Agreement and if any provision of this arbitration clause is found to be unenforceable, the remaining parts of the arbitration clause shall not be affected and shall remain fully enforceable.

      Section 21. Limitation of Liability.

      It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents.





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

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.

                          CWHEQ, INC.



                          By: /s/ Darren Bigby
                             -------------------------------
                             Name: Darren Bigby
                             Title: Vice President

                          CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                               SERIES 2006-I
                          By: Wilmington Trust Company,
                                 not in its individual capacity but
                                 solely as Owner Trustee



                          By:  /s/ Michele C. Harra
                             -------------------------------
                             Name: Michele C. Harra
                             Title: Financial Services Officer

                          THE BANK OF NEW YORK.,
                            not in its individual capacity but
                            solely as Indenture Trustee

                          By: /s/ Courtney Bartholomew
                             -------------------------------
                             Name: Courtney Bartholomew
                             Title: Vice President

                          TREASURY BANK, A DIVISION OF
                            COUNTRYWIDE BANK, N.A.,
                            as Custodian for the Indenture Trustee

                          By: /s/ Laurie Meder
                             -------------------------------
                             Name: Laurie Meder
                             Title: Senior Vice President

                          TREASURY BANK, A DIVISION OF COUNTRYWIDE
                             BANK, N.A.,
                             as Custodian for the Issuer

                             By:  /s/ Laurie Meder
                             -------------------------------
                             Name: Laurie Meder
                             Title: Senior Vice President

                                                                     EXHIBIT A



                         FORM OF INITIAL CERTIFICATION


                                    [date]



[Depositor]


[Master Servicer]


[Sponsor]


[Credit Enhancer]


---------------------

---------------------



       Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, as the Trust, and The Bank of New York, as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-I

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to
Section 2.01(d) of the Sale and Servicing Agreement (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:

            (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

            (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.


                       Treasury Bank, a division of
                       Countrywide Bank, N.A.,
                       as Custodian for the Indenture Trustee

                       By:____________________________
                       Name:
                       Title:

                                                                     EXHIBIT B



                     FORM OF DELAY DELIVERY CERTIFICATION


                                    [date]



[Depositor]


[Master Servicer]


[Sponsor]


[Credit Enhancer]


---------------------

---------------------



      Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, as the Trust, and The Bank of New York, as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-I

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to
Section 2.01(d) of the Sale and Servicing Agreement (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:


            (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

            (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.


                  Treasury Bank, a division of
                  Countrywide Bank, N.A.,
                  as Custodian for the Indenture Trustee

                  By:____________________________
                  Name:
                  Title:

                                                                     EXHIBIT C



                          FORM OF FINAL CERTIFICATION


                                    [date]



[Depositor]


[Master Servicer]


[Sponsor]


[Credit Enhancer]


---------------------

---------------------


        Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, as the Trust, and The Bank of New York, as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-I

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) the original Mortgage Note endorsed in blank or, if the original Mortgage

      Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii)unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form;

            (iii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or before the Closing Date or Subsequent Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, an accurate copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor which may be in the form of a blanket certificate of the Sponsor covering more than one Mortgage stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

            (iv)if applicable, the original of each intervening assignment needed for a complete chain of title for the mortgage from its original mortgagee or beneficiary to the Trust or in blank (or if the Mortgage Loan is registered on the MERS(R) System to MERS and noting the presence of a MIN) with evidence of recording thereon, or, if any such original intervening assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be a blanket certificate covering more than one intervening assignment, stating that such original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

            (v) a title policy "(e.g., ALTA, FACT, PIRT, etc.)", a signed binder or commitment for a title policy, or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment) for each Mortgage Loan with a Credit Limit in excess of $100,000;

            (vi)the original of any guaranty executed in connection with the Mortgage Note;

            (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

            (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

      Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan, and (b) the information set forth in items
(ii), (iii), and (iv), of the itemization of contents of the "Mortgage Loan Schedule" in the Adoption Annex to the Indenture accurately reflects information set forth in the Mortgage File, and (c) the information set forth in item (v) of the itemization of contents of the "Mortgage Loan Schedule" in the Adoption Annex to the Indenture was delivered to the Custodian.

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                        Treasury Bank, a division of Countrywide Bank, N.A.,
                           as Custodian for the Indenture Trustee

                         By:_____________________________
                         Name:
                         Title:

                                                                     EXHIBIT D



                      FORM OF FURTHER FINAL CERTIFICATION


                                    [date]



[Depositor]


[Master Servicer]


[Sponsor]


[Credit Enhancer]


---------------------

---------------------


       Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, as the Trust, and The Bank of New York, as Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 2006-I

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) for each Mortgage Loan with a Credit Limit in excess of

      $100,000, a final original title policy "(e.g., ALTA, FACT, PIRT, etc.)".

            Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

      The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

      In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.


                         Treasury Bank, a division of Countrywide Bank, N.A., as Custodian for the Indenture Trustee


                         By: ________________________
                             Name:
                             Title:

                                     D-2